                          SECURITIES AND EXCHANGE COMMISSION

                               Washington, D.C.  20549


                                 -------------------


                                     FORM 8-K/A
                                  AMENDMENT NO. 1 TO
                                    CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15(d) OF THE
                           SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):         September 4, 1997
                                                         -----------------

                              TCF Financial Corporation
------------------------------------------------------------------------------
                (Exact name of registrant as specified in its charter)



                                       Delaware
------------------------------------------------------------------------------
                    (State or other jurisdiction of incorporation)



         0-16431                                         41-1591444
         -------                                 ------------------------------
Commission File Number                         (IRS Employer Identification No.)



            801 Marquette Avenue, Suite 302, Minneapolis, Minnesota 55402
------------------------------------------------------------------------------
                       (Address of principal executive offices)



    (612) 661-6500
-----------------------------
Registrant's Telephone Number

Item 7.  FINANCIAL STATEMENTS AND EXHIBITS

    On September 4, 1997, TCF Financial Corporation ("TCF" or the "Company"), completed its acquisition (the "Acquisition") of Standard Financial, Inc. ("Standard") pursuant to an Agreement and Plan of Reorganization (the "Agreement") previously filed with the Company's Current Report on Form 8-K dated March 16, 1997 (No. 0-16431). A Current Report on Form 8-K dated September 4, 1997 (No. 0-16431) was filed in connection with the completion of the Acquisition. This Form 8-K/A includes as Exhibits certain financial information required under Item 7 which was not contained in the Form 8-K dated September 4, 1997.

(a)      Financial Statements of Business Acquired.

         Financial statements for Standard Financial, Inc. as of and for the year ended December 31, 1996 are attached hereto as Exhibit 99.1 and are incorporated herein by reference.

         Financial statements for Standard Financial, Inc. as of and for the six months ended June 30, 1997 and 1996 are attached hereto as Exhibit
         99.2 and are incorporated herein by reference.

(b)      Pro Forma Financial Information.

         Unaudited pro forma combined financial information consisting of an unaudited pro forma combined statement of financial condition at June 30, 1997 and unaudited pro forma combined statements of operations for the six months ended June 30, 1997 and 1996 and for the year ended December 31, 1996, and related notes thereto, is attached hereto as
         Exhibit 99.3 and is incorporated herein by reference.


(c)      Exhibits.

         23.1      Consent of KPMG Peat Marwick LLP dated November 7, 1997.
         23.2      Consent of Ernst & Young LLP dated November 7, 1997.
         99.1 Financial statements for Standard Financial, Inc. as of and for the year ended December 31, 1996.
         99.2 Financial statements for Standard Financial, Inc. as of and for the six months ended June 30, 1997 and 1996.
         99.3 Unaudited pro forma combined financial information consisting of an unaudited pro forma combined statement of financial condition at June 30, 1997, unaudited pro forma combined statements of operations for the six months ended June 30, 1997 and 1996 and for the year ended December 31, 1996 and related notes thereto.

CAUTIONARY STATEMENT FOR PURPOSES OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995.

    This Current Report and other written and oral statements made by or on behalf of TCF contain, or may contain, certain "forward-looking statements," including statements concerning plans, objectives and future events or performance, and other statements which are other than statements of historical fact. Factors that may cause actual results to differ materially from those contemplated by such forward-looking statements include, but are not limited to, the following: (i) failure to fully realize or to realize within the expected time frame expected cost savings from the Acquisition; (ii) lower than expected income or revenues following the Acquisition, or higher than expected operating costs; (iii) a significant increase in competitive pressure in the banking and financial services industry; (iv) business disruption related to the Acquisition; (v) greater than expected costs or difficulties related to the integration of the management of TCF and Standard; (vi) litigation costs and delays caused by litigation; (vii) higher than anticipated costs in completing the Acquisition; (viii) unanticipated regulatory constraints arising from the Acquisition; (ix) reduction in interest margins due to changes in the interest rate environment; (x) poorer than expected general economic conditions, including acquisition and growth opportunities, either nationally or in the states in which TCF does business; (xi) legislation or regulatory changes which adversely affect the businesses in which the combined company is engaged; and
(xii) other unanticipated occurrences which increase the costs related to the Acquisition or decrease the expected financial benefits of the Acquisition.

                                      SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated:  November 10, 1997

                                  TCF FINANCIAL CORPORATION



                                  By   /s/ Ronald J. Palmer
                                       ------------------------------------
                                       Ronald J. Palmer
                                  Its  Treasurer and Chief Financial Officer